Exhibit 99.1

FOR IMMEDIATE RELEASE	FOR FURTHER INFORMATION CONTACT:
Robin N. Lowe
Chief Financial Officer
T: 1-345-815-9919
E: Robin.Lowe@AltisourceAMC.com

Altisource Asset Management Corporation Reports Fourth Quarter and Full Year 2016 Results;
Continues to Successfully Deliver on RESI's Strategic Objectives

CHRISTIANSTED, U.S. Virgin Islands, March 1, 2017 (GLOBE NEWSWIRE) - Altisource Asset Management Corporation (“AAMC” or the “Company”) (NYSE MKT: AAMC) today announced financial and operating results for the fourth quarter and full year of 2016.

Fourth Quarter 2016 Highlights and Recent Developments

•
Negotiated a non-binding letter of intent for Altisource Residential Corporation (“RESI”) to purchase up to 3,500 rental homes with seller financing from two entities sponsored by Amherst Holdings, LLC, with the first closing expected to occur in the first quarter of 2017.[1]

•	Successfully integrated RESI's recently purchased portfolio of 4,262 rental properties into its growing single-family rental business.

•	Managed an increase of RESI's fourth quarter 2016 rental revenue by 154% over the third quarter to $24.3 million.

•
Facilitated RESI's agreements for the sale of two loan portfolios sales totaling 2,940 mortgage loans with an unpaid principal balance (“UPB”) of $694.7 million for estimated proceeds of approximately 97% of RESI's September 30, 2016 balance sheet carrying value. Upon completion, the sales are expected to represent the divestiture by RESI of substantially all of its mortgage loan portfolio.[2]

•	Managed RESI's sale of 468 non-rental REO properties.

•	Completed repurchases of $4.2 million of AAMC common stock, bringing total repurchases under AAMC's repurchase program to $260.5 million.

Full Year 2016 Highlights

•	Increased RESI's rental portfolio by 215% to 8,603 homes as of December 31, 2016 from 2,732 properties as of December 31, 2015.

•	Increased RESI's rental revenue by 267% over the 2015 fiscal year to $48.6 million.

•	Diversified the RESI's property management services, adding Main Street Renewal, LLC as an additional nationwide property manager for a large portion of RESI's single-family rental portfolio.

•	Reduced RESI's mortgage loan portfolio by 54% from 7,036 loans with an aggregate UPB of $1.8 billion at December 31, 2015 to 3,474 loans with an aggregate UPB of $823.3 million at December 31, 2016.

•	Assisted RESI in the sale of 2,668 non-rental REO properties compared to the 1,321 REO properties sold in 2015.

•	Facilitated RESI's continued optimization of its funding with longer term financing and higher advance rates.

________________

[1]	Transaction is subject to negotiation of definitive transaction agreements and RESI's completion of due diligence.

[2]	First sale closed in January 2017. Second sale is subject to negotiation of definitive purchase agreement and buyer's completion of due diligence.

“Over the past year, we generated substantial growth for RESI’s SFR portfolio, ensured the continued improvement of RESI’s rental operating metrics and managed RESI’s divestiture of legacy loan and REO assets in favor of productive single-family rental properties,” stated Chief Executive Officer George Ellison. “Our long-term view remains that AAMC’s ultimate success and profitability will be directly attributable to our continued success in executing on RESI's stated business objectives.”

Fourth Quarter and Full Year 2016 Financial Results

Net loss attributable to stockholders for the fourth quarter of 2016 totaled $1.7 million, or $1.09 per diluted share, compared to net loss attributable to stockholders of $8.9 million, or $4.12 per diluted share, for the fourth quarter of 2015. Net loss attributable to stockholders for the year ended December 31, 2016 totaled $4.9 million, or $2.93 per diluted share, compared to net loss attributable to stockholders of $3.3 million, or $1.59 per diluted share, for the year ended December 31, 2015.

About AAMC

AAMC is an asset management company that provides portfolio management and corporate governance services to investment vehicles. Additional information is available at www.altisourceamc.com.

Forward-looking Statements

This press release contains forward-looking statements that involve a number of risks and uncertainties. Those forward-looking statements include all statements that are not historical fact, including statements about management’s beliefs and expectations. Forward-looking statements are based on management’s beliefs as well as assumptions made by and information currently available to management. Because such statements are based on expectations as to future economic performance and are not statements of historical fact, actual results may differ materially from those projected. The risks and uncertainties to which forward-looking statements are subject include, but are not limited to: AAMC’s ability to implement its business plan; AAMC's ability to leverage strategic relationships on an efficient and cost-effective basis; AAMC's and RESI's ability to compete; RESI’s ability to implement its business plan; general economic and market conditions; governmental regulations, taxes and policies; AAMC's ability to generate adequate and timely sources of liquidity and financing for itself or RESI; RESI’s ability to sell residential mortgage assets on favorable terms or at all; AAMC's ability to identify and acquire assets for RESI’s portfolio; RESI’s ability to complete potential transactions in accordance with anticipated terms and on a timely basis or at all; Altisource Portfolio Solutions S.A. and its affiliates’ ability to effectively perform its obligations under various agreements with RESI; the failure of Main Street Renewal, LLC to effectively perform under its property management agreement with RESI; and other risks and uncertainties detailed in the “Risk Factors” and other sections described from time to time in the Company’s current and future filings with the Securities and Exchange Commission. The foregoing list of factors should not be construed as exhaustive.

The statements made in this press release are current as of the date of this press release only. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, whether as a result of new information, future events or otherwise.

Altisource Asset Management Corporation
Consolidated Statements of Operations
(In thousands, except share and per share amounts)

	Three months ended December 31, 2016	Three months ended December 31, 2015	Year ended December 31, 2016	Year ended December 31, 2015
Revenues:
Management fees from RESI	$4,496	$—	$17,334	$—
Conversion fees from RESI	445	—	1,841	—
Expense reimbursements from RESI	263	—	816	—
Rental revenues	—	5,672	—	13,233
Change in unrealized gain on mortgage loans	—	(42,013)	—	88,829
Net realized gain on mortgage loans	—	10,533	—	58,061
Net realized gain on mortgage loans held for sale	—	35,927	—	36,432
Net realized gain on real estate	—	14,006	—	50,932
Interest income	—	17	—	612
Total revenues	5,204	24,142	19,991	248,099
Expenses:
Salaries and employee benefits	4,315	5,085	17,369	16,294
Legal and professional fees	670	1,287	2,173	11,311
Residential property operating expenses	—	20,376	—	66,266
Real estate depreciation and amortization	—	3,080	—	7,472
Selling costs and impairment	—	37,995	—	72,230
Mortgage loan servicing costs	—	14,357	—	62,346
Interest expense	—	14,217	—	53,131
General and administrative	1,429	2,351	4,772	7,583
Total expenses	6,414	98,748	24,314	296,633
Other income:
Dividend income on RESI common stock	243	—	1,023	—
Other income	7	—	71	—
Total other income	250	—	1,094	—
Loss before income taxes	(960)	(74,606)	(3,229)	(48,534)
Income tax expense	703	114	1,706	354
Net loss	(1,663)	(74,720)	(4,935)	(48,888)
Net loss attributable to non-controlling interest in consolidated affiliate	—	65,779	—	45,598
Net loss attributable to stockholders	$(1,663)	$(8,941)	$(4,935)	$(3,290)

Loss per share of common stock – basic:
Loss per basic share	$(1.09)	$(4.12)	$(2.93)	$(1.59)
Weighted average common stock outstanding – basic	1,568,637	2,180,167	1,752,302	2,202,815
Loss per share of common stock – diluted:
Loss per diluted share	$(1.09)	$(4.12)	$(2.93)	$(1.59)
Weighted average common stock outstanding – diluted	1,568,637	2,180,167	1,752,302	2,202,815

Altisource Asset Management Corporation
Consolidated Balance Sheets
(In thousands, except share and per share amounts)

	December 31, 2016	December 31, 2015
Assets:
Real estate held for use:
Land (from previously consolidated VIE as of December 31, 2015)	$—	$56,346
Rental residential properties (net of accumulated depreciation of $7,127 as of December 31, 2015 - from previously consolidated VIE)	—	224,040
Real estate owned (from previously consolidated VIE as of December 31, 2015)	—	455,483
Total real estate held for use, net	—	735,869
Real estate assets held for sale (from previously consolidated VIE as of December 31, 2015)	—	250,557
Mortgage loans at fair value (from previously consolidated VIE as of December 31, 2015)	—	960,534
Mortgage loans held for sale (from previously consolidated VIE as of December 31, 2015)	—	317,336
Cash and cash equivalents (including $116,702 from previously consolidated VIE as of December 31, 2015)	40,584	184,544
Restricted cash (from previously consolidated VIE as of December 31, 2015)	—	20,566
Available-for-sale securities (RESI common stock)	17,934	—
Accounts receivable, net (including $45,903 from previously consolidated VIE as of December 31, 2015)	—	46,026
Related party receivables	5,266	—
Prepaid expenses and other assets (including $1,126 from consolidated VIE as of December 31, 2015)	1,964	3,169
Total assets	$65,748	$2,518,601
Liabilities:
Repurchase and loan agreements (from previously consolidated VIE as of December 31, 2015)	$—	$763,369
Other secured borrowings (from previously consolidated VIE as of December 31, 2015)	—	502,599
Accrued salaries and employee benefits	4,100	4,006
Accounts payable and accrued liabilities (including $32,448 from previously consolidated VIE as of December 31, 2015)	4,587	34,716
Total liabilities	8,687	1,304,690
Commitments and contingencies	—	—
Redeemable preferred stock:
Preferred stock, $0.01 par value, 250,000 shares issued and outstanding as of December 31, 2016 and 2015; redemption value $250,000	249,340	249,133
Stockholders' (deficit) equity:
Common stock, $.01 par value, 5,000,000 authorized shares; 2,637,629 and 1,513,912 shares issued and outstanding, respectively, as of December 31, 2016 and 2,556,828 and 2,048,223 shares issued and outstanding, respectively, as of December 31, 2015	26	26
Additional paid-in capital	30,696	23,419
Retained earnings	46,145	50,678
Accumulated other comprehensive loss	(2,662)	—
Treasury stock, at cost, 1,123,717 and 508,605 shares as of December 31, 2016 and 2015, respectively	(266,484)	(254,984)
Total stockholders' deficit	(192,279)	(180,861)
Non-controlling interest in consolidated affiliate	—	1,145,639
Total (deficit) equity	(192,279)	964,778
Total liabilities and equity	$65,748	$2,518,601

Summary Management Reporting Information

Prior to our deconsolidation of RESI, we evaluated the operations of AAMC on a stand-alone basis in addition to evaluating our consolidated financial performance, which included the results of RESI and NewSource under U.S. GAAP. In evaluating our operating performance and managing our business under the Original AMA, we considered the incentive management fees and reimbursement of expenses paid to us by RESI as well as our stand-alone operating expenses. We maintained our internal management reporting on this basis. The following tables present our consolidating balance sheets and statements of operations, which are reconciled to U.S. GAAP. Accordingly, the entries necessary to consolidate AAMC's subsidiaries, including, but not limited to, elimination of investment in subsidiaries, elimination of intercompany receivables and payables, elimination of fees paid under the asset management agreement and reimbursed expenses, are reflected in the Consolidating Entries column.

Upon our adoption of ASU 2015-02, we are no longer required to consolidate the results of RESI. Therefore, we do not present the table for the current period.

The following tables include non-GAAP performance measures that we believe are useful to assist investors in gaining an understanding of the trends and operating results for our business on a stand-alone basis. This information should be considered in addition to, and not as a substitute for, our financial results determined in accordance with U.S. GAAP.

Altisource Asset Management Corporation
Consolidating Statement of Operations
Three months ended December 31, 2015
(In thousands, unaudited)

	RESI (GAAP)	NewSource Stand-alone (Non-GAAP)	AAMC Stand-alone (Non-GAAP)	Consolidating Entries	AAMC Consolidated (GAAP)
Revenues:
Management fees	$—	$—	$4,524	$(4,524)	$—
Incentive management fee	—	—	(6,906)	6,906	—
Conversion fees	—	—	309	(309)	—
Rental revenues	5,672	—	—	—	5,672
Change in unrealized gain on mortgage loans	(42,013)	—	—	—	(42,013)
Net realized gain on mortgage loans	10,533	—	—	—	10,533
Net realized gain on mortgage loans held for sale	35,927	—	—	—	35,927
Net realized gain on real estate	14,006	—	—	—	14,006
Interest income	16	1	—	—	17
Total revenues	24,141	1	(2,073)	2,073	24,142
Expenses:
Salaries and employee benefits	—	—	5,085	—	5,085
Legal and professional fees	978	41	268	—	1,287
Residential property operating expenses	20,376	—	—	—	20,376
Real estate depreciation and amortization	3,080	—	—	—	3,080
Selling costs and impairment	37,995	—	—	—	37,995
Mortgage loan servicing costs	14,357	—	—	—	14,357
Interest expense	14,217	—	—	—	14,217
General and administrative	1,356	—	995	—	2,351
Management fees, net of reimbursements	(2,073)	—	—	2,073	—
Total expenses	90,286	41	6,348	2,073	98,748
Other income:
Dividend income	—	—	33	(33)	—
Total other income	—	—	33	(33)	—
Loss before income taxes	(66,145)	(40)	(8,388)	(33)	(74,606)
Income tax expense	13	—	101	—	114
Net loss	(66,158)	(40)	(8,489)	(33)	(74,720)
Net loss attributable to non-controlling interest in consolidated affiliate	—	—	—	65,779	65,779
Net loss attributable to stockholders	$(66,158)	$(40)	$(8,489)	$65,746	$(8,941)

Altisource Asset Management Corporation
Consolidating Statement of Operations
Year ended December 31, 2015
(In thousands, unaudited)

	RESI (GAAP)	NewSource Stand-alone (Non-GAAP)	AAMC Stand-alone (Non-GAAP)	Consolidating Entries	AAMC Consolidated (GAAP)
Revenues:
Management fees	$—	$—	$14,565	$(14,565)	$—
Incentive management fee	—	—	7,994	(7,994)	—
Conversion fees	—	—	1,037	(1,037)	—
Expense reimbursements	—	—	750	(750)	—
Rental revenues	13,233	—	—	—	13,233
Change in unrealized gain on mortgage loans	88,829	—	—	—	88,829
Net realized gain on mortgage loans	58,061	—	—	—	58,061
Net realized gain on mortgage loans held for sale	36,432	—	—	—	36,432
Net realized gain on real estate	50,932	—	—	—	50,932
Interest income	611	564	—	(563)	612
Total revenues	248,098	564	24,346	(24,909)	248,099
Expenses:
Salaries and employee benefits	—	—	16,294	—	16,294
Legal and professional fees	6,480	199	6,632	(2,000)	11,311
Residential property operating expenses	66,266	—	—	—	66,266
Real estate depreciation and amortization	7,472	—	—	—	7,472
Selling costs and impairment	72,230	—	—	—	72,230
Mortgage loan servicing costs	62,346	—	—	—	62,346
Interest expense	53,694	—	—	(563)	53,131
General and administrative	6,101	—	2,232	(750)	7,583
Management fees	22,966	630	—	(23,596)	—
Total expenses	297,555	829	25,158	(26,909)	296,633
Other income:
Dividend income	1,518	—	211	(1,729)	—
Other income	2,000	—	—	(2,000)	—
Total other income	3,518	—	211	(3,729)	—
Loss before income taxes	(45,939)	(265)	(601)	(1,729)	(48,534)
Income tax expense	66	—	288	—	354
Net loss	(46,005)	(265)	(889)	(1,729)	(48,888)
Net loss attributable to non-controlling interest in consolidated affiliate	—	—	—	45,598	45,598
Net loss attributable to stockholders	$(46,005)	$(265)	$(889)	$43,869	$(3,290)

Altisource Asset Management Corporation
Consolidating Balance Sheet
December 31, 2015
(In thousands, unaudited)

	RESI (GAAP)	NewSource stand-alone (non-GAAP)	AAMC Stand-alone (Non-GAAP)	Consolidating Entries	AAMC Consolidated (GAAP)
Assets:
Real estate held for use:
Land	$56,346	$—	$—	$—	$56,346
Rental residential properties, net	224,040	—	—	—	224,040
Real estate owned	455,483	—	—	—	455,483
Total real estate held for use, net	735,869	—	—	—	735,869
Real estate assets held for sale	250,557	—	—	—	250,557
Mortgage loans at fair value	960,534	—	—	—	960,534
Mortgage loans held for sale	317,336	—	—	—	317,336
Cash and cash equivalents	116,702	4,583	63,259	—	184,544
Restricted cash	20,566	—	—	—	20,566
Accounts receivable, net	45,903	—	123	—	46,026
Related party receivables	2,180	—	—	(2,180)	—
Investment in affiliate	—	—	12,007	(12,007)	—
Prepaid expenses and other assets	1,126	5	2,028	10	3,169
Total assets	$2,450,773	$4,588	$77,417	$(14,177)	$2,518,601
Liabilities:
Repurchase and loan agreements	$763,369	$—	$—	$—	$763,369
Other secured borrowings	502,599	—	—	—	502,599
Accrued salaries and employee benefits	—	—	4,006	—	4,006
Accounts payable and accrued liabilities	32,448	1,546	722	—	34,716
Related party payables	—	—	2,180	(2,180)	—
Total liabilities	1,298,416	1,546	6,908	(2,180)	1,304,690
Commitments and contingencies	—	—	—	—	—
Redeemable preferred stock	—	—	249,133	—	249,133
Stockholders' equity (deficit):
Common stock	556	—	26	(556)	26
Additional paid-in capital	1,202,418	7,000	21,089	(1,207,088)	23,419
(Accumulated deficit) retained earnings	(50,617)	(3,958)	55,245	50,008	50,678
Treasury stock	—	—	(254,984)	—	(254,984)
Total stockholders' equity (deficit)	1,152,357	3,042	(178,624)	(1,157,636)	(180,861)
Non-controlling interest in consolidated affiliate	—	—	—	1,145,639	1,145,639
Total equity (deficit)	1,152,357	3,042	(178,624)	(11,997)	964,778
Total liabilities and equity	$2,450,773	$4,588	$77,417	$(14,177)	$2,518,601